First Quarter 2014 Financial Results May 7, 2014 Growing Forward Through Strategic and Disciplined Investment and Increasing Returns

Notice To Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including but not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit rates or availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP ﬁnancial measures. The required reconciliation to GAAP ﬁnancial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Real Estate Driving Segment Operating Results 3 • Share-based compensation expense declined from $10.4 million in 1st quarter 2013 to $0.3 million in 1st quarter 2014 principally due to a decline in our stock price and the accounting impact on our cash settled awards. • 1st quarter 2014 real estate segment results include $2.3 million in charges associated with additional costs at two multifamily venture projects. • 1st quarter 2014 real estate segment results include pre-tax earnings of $16.2 million from the sale of undeveloped land compared with $2.2 million in 1st quarter 2013. • 1st quarter 2013 real estate segment results include pre-tax earnings of $10.9 million associated with the sale of Promesa, a multifamily community we developed in Austin. Note: First Quarter 2014 weighted average diluted shares outstanding were 43.9 million ($ in Millions, except per share data) 1st Quarter 2014 1st Quarter 2013 Net Income $8.3 $4.0 Earnings Per Share $0.19 $0.11 Segment Earnings (Loss): Real Estate $23.6 $19.4 Oil and Gas 0.8 5.1 Other Natural Resources (0.5) 1.3 Total Segment Earnings $23.9 $25.8

Maintaining Financial Strength and Flexibility While Executing Growth Strategy Execution of Strategic Initiatives Positions Forestar with Stronger Balance Sheet, Ample Liquidity and Cash Flows to Execute Growing FORward Initiatives 1 Fair value of convertible notes as of Q1 2014 is $101 million; principal amount of notes is $125 million which is due and payable at maturity in 2020 4 $22 $11 $10 $201 $125 2014 2015 2016 2017 2018 2019 2020 1 Debt Maturity Schedule • Nearly $300 million in available liquidity at Q1 2014 • Evaluating high-yield offering to refinance existing $200 million term loan • HY maturity would better match duration of assets • Would increase financial and operational flexibility

Real Estate First Quarter 2014 Highlights Building Momentum By Accelerating Real Estate Sales and Building a Solid Multifamily Pipeline 5

($1.1) $23.6 $19.4 $14.0 $4.8 ($13.5) $0 $10 $20 $30 $40 $50 Q1 2013 Undeveloped Land Sales Residential & Commercial Sales Income Producing Properties Opex Q1 2014 Q1 2014 Sales Highlights • Residential Lots – 974 lots • Up 118% vs Q1 2013 • Margins 7% higher vs Q1 2013, excluding bulk sales • Sold lots from two non-core communities • The Georgian (Atlanta, Georgia) • Fox Hall (Atlanta, Georgia) • Residential Tracts – 831 acres • Average $1,819 per acre • Undeveloped Land – 9,329 acres • Over $2,100 per acre • Real Estate segment EBITDA: • Q1 2014 - $24.2 million Segment Earnings Reconciliation Q1 2013 vs. Q1 2014 ($ in millions) 6 Note: includes ventures Real Estate – Results Reflect Steady Demand and Forestar’s Ability to Deliver • 1st quarter 2014 income producing properties results include $2.3 million in charges associated with additional costs at two multifamily venture projects. • 1st quarter 2013 income producing properties results include pre-tax earnings of $10.9 million associated with the sale of Promesa, a multifamily community we developed in Austin

7 * Actual results may vary A nn ua l L ot S al es 2006 Peak Sales = 3,600 lots Annual Lot Sales & Avg. Lot Margin 7 Real Estate Capitalizing on Housing Recovery $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 0 500 1,000 1,500 2,000 2,500 2008 2009 2010 2011 2012 2013 2014E* Lot Sales Average Lot Margin 1,365 804 642 A ve ra ge L ot M ar gi n 1,883 1,060 1,117 Note: Includes ventures • Texas ~80% of Q1 2014 lot profit • Atlanta recovering – 400 lot sales in Q1 2014, 33 lots excluding bulk sales • Q1 2014 lot gross profit up 7% vs. Q1 2013, excluding bulk sales Q1 974 Planned Lot Sales

Real estate acquisition and development activity driven by Return on Cost (ROC) discipline targeted at 35% (including imputed interest) which equates to ~ 20 - 25% IRR 8 Disciplined Investing Developing Lots in Line with Builder Demand Texas, 61% Georgia, 7% Tennessee, 6% Colorado, 19% Other, 7% Lot Development Expenditures By Region Q1 2014 Total Development Expenditure Q1 2014 = $13 million Pipeline (Acres) 1 Activity – Uses Acquisitions (Q2 12 - Q1 14) 2,000 819 residential acres 2,512 lots 762 commercial acres 396 lots* 10,000 Approved uses, ready for Development 16,280 lots 2,190 lots* 25,000 12 projects Planned Lifestyle Communities (1st and 2nd move-up focus) -- 82,000 Timberland Sales Fiber Sales Recreational Leases -- 119,000 Total Real Estate Acres (91 projects) 2,586 lots * Includes 285 developed or in development lots and 517 entitled lots ready for development associated with the purchase of our remaining interest in Lantana Development Entitled Entitle Timberland

Lantana - Acquisition of Partner Interest • Acquired interest of JV partner in Lantana community for $8 million • Located north of Dallas and Ft. Worth close to exemplary schools, major employers, a wide range of retail and recreational amenities. • Award-winning master-plan community with strong history of lot sales activity • Consolidates remaining interest in 21 entities Developed and under development lots 285 Planned Lots 517 Total Lots 802 • Entitled to infrastructure reimbursement from two water supply districts • Pro-forma IRR in excess of 20% Vanderbilt University 9 Lantana Lot Sales and Gross Profit Per Lot $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 0 50 100 150 200 250 300 350 2006 2007 2008 2009 2010 2011 2012 2013 2014E G ro ss P ro fi t Pe r Lo t Lo t Sa le s Lot Sales Gross Profit Per Lot Lantana

Nashville – Morgan Farms • Acquired 280 acre entitled site in Brentwood, Tennessee, suburb south of Nashville, in late 2012 for $7 million • 173 planned lots in luxury community with three housing price points: $700,000 - $1.5 million • Extensive amenities – club house, pool, three outdoor living spaces, chapel, meadow trail and 89 acres of open and common space • Local and regional private builders have over 75% of all lots closed or under contract with five year takedown Vanderbilt University 10 Note: For illustrative purposes only and not a guarantee of future performance. Morgan Farms Pro-Forma Lot Sales and Gross Profit Per Lot $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 0 5 10 15 20 25 30 35 40 45 50 2013A 2014E 2015E 2016E 2017E 2018E G ro ss P ro fi t Pe r Lo t Lo t Sa le s Lot Sales Gross Profit Per Lot

Building Solid Pipeline of Multifamily Development Opportunities (Proforma) Proforma Project Cash Flows Expected Forestar Cash Flows Project Market % Complete Units FOR Ownership Total Development Cost Expected Project NOI FOR Equity FOR Total Cash Cash Multiple* Eleven Austin 98% 257 25% $40 – 45 $3.4 $4 $12 3.0x 360° Denver 57% 304 20% 50 – 55 3.8 4 11 2.8x Midtown Dallas 30% 354 100% 35 – 40 2.8 10 20 2.0x Acklen Nashville 4% 320 30% 55 – 60 4.1 6 14 2.3x Littleton Denver -- 385 25% 70 – 75 5.1 6 16 2.6x 1,620 40% $250 – 275 $19.2 $30 $73 2.4x * Cash multiples include fees 11 Site Pipeline Expected Ownership Proforma Units Charlotte, NC Venture 375 Austin, TX – Pressler Venture 280 Austin, TX – Westlake Venture 218 ($ in millions)

# Accelerating Multifamily Value Creation Through Development of Attractive Site in Nashville, TN

Growing FORward
GROWING WITH DISCIPLINE
FOCUSING ON RETURNS

- 3.7 acre site purchased Q3 2012
- 320-unit Class A luxury multifamily project with studio, one and two bedroom units
- Extensive amenities including clubhouse, fitness center, pool, cyber café, courtyards, rooftop lounge, dog park, and bike shop
- 30% joint venture with Massachusetts Mutual
- Began construction Q4 2013 with units to begin leasing in Q1 2015
- Location near Vanderbilt and several hospitals offers nearby employment and retail with access to major freeways and downtown Nashville
- Proforma development costs:

| Project Metrics | ($ in millions) |
|---|---|
| Land | $11 |
| Construction & Soft Costs | 47 |
| Total Cost | $58 |
| FOR Equity 30% | $6 |
| Project Financing | $38* |

* At completion


Nashville
Central Business District
Acklen
Vanderbilt University

**Acklen Multifamily Rendering**



FORESTAR

12

Building Multifamily Pipeline Through Acquisition of Premier Sites • Purchased 2.3 acre site for $11.7 million • Planned 280-unit Class A luxury multifamily project with studio, one and two bedroom units and extensive amenities • Location offers nearby employment, retail and recreational amenities in Austin CBD Vanderbilt University 13 Pressler Park – Preliminary Rendering Westlake – Preliminary Rendering Pressler Park – Austin, Texas Westlake – Austin, Texas • Purchased 20 acres for $8.5 million • Significant acreage to remain in natural state • Planned 218-unit Class A luxury multifamily project in wrap style with one, two and three bedroom units and extensive amenities • Location in Highway 360 corridor offers employment, retail and recreational amenities

Note: Includes consolidated ventures, but excludes mitigation. Forestar Real Estate Revenues (Excluding Timberland & Multifamily Revenues) Real Estate Business Capitalizing on Housing Recovery 14 • Capitalizing on housing recovery by driving residential lot and tract sales • Selling commercial tracts - reflects broadening real estate recovery • Acquiring attractive community development and multifamily sites Accelerating Value Realization $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 To ta l R ev en ue s ($ in m ill io ns ) Residential Lots Residential Tracts Commercial Tracts Income Producing

Other Natural Resources First Quarter 2014 Highlights Building Momentum Through Sustainable Harvests and Maximizing Recreational Lease Activity 15

Other Natural Resources Segment Results $1.3 ($0.1) ($0.5) ($1.7) -$1.0 $0.0 $1.0 $2.0 Q1 2013 Fiber Sales Operating Expenses Q1 2014 Se gm en t Ea rn in gs Q1 2014 Highlights • Sold over 57,000 tons of fiber • Average fiber pricing $15.77 per ton, up over 9% vs. Q1 2013 • 99% of land leased for recreation Segment Earnings Reconciliation Q1 2013 vs. Q1 2014 ($ in millions) 16

Oil and Gas First Quarter 2014 Highlights Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 17

Severe Weather and Lower Royalties Impact Results Q1 2014 Highlights • Working interest volume up 27% vs. Q1 2013 • Working interest revenues up $3.4 million vs Q1 2013 • Exploration, production and DD&A up $4.7 million vs Q1 2013 • Royalty volume down 28% vs. Q1 2013 • 1,741 fee mineral acres leased for $343/acre ($ in millions) 18 ($ in millions) Note: EBITDAX = segment earnings before interest and taxes, plus depreciation, depletion, amortization, geological, geophysical, seismic and dry hole costs. EBITDAX is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website. Q1 2014 Working Interest Well Status** Bakken/ Three Forks Lansing- Kansas City TX, LA & Other Total Q1 Production (BOE / Day) 810 539 570 1,919 Q1 2014 Wells WAC* 18 0 1 19 Q1 2014 Wells Drilling 3 3 4 10 Drilling Plan FY2014** 63 90 8 161 *Wells Awaiting Completion **Represent gross wells $5.1 ($1.3) ($1.4) ($1.6) $0.8 $0.0 $2.0 $4.0 $6.0 $8.0 Q1 2013 Operating Expenses Royalty Interests Working Interests Q1 2014 Se gm en t Ea rn in gs $10.2 $3.9 ($1.6) $9.8 ( $1.3) ($1.4) $0.0 $5.0 $10.0 $15.0 $20.0 Q1 2013 DD&A and Exploration Operating Expenses Royalty Interests Working Interests Q1 2014 Se gm en t EB IT D A X Segment Earnings Reconciliation Q1 2013 vs. Q1 2014 Segment EBITDAX Reconciliation Q1 2013 vs. Q1 2014

# Core Bakken Locations Provide Significant Value Creation Potential

## 7,600 net mineral acres - Bakken / Three Forks

**Bakken / Three Forks Percentile Ranked Production (60-90 Days)**



BAKKEN FORMAT
Area of Forestar Leases
Mountrail
McKenzie
Mclean
Dunn
THREE FORKS RMATION
Regions shown in shades of yellow and orange represent areas in which production is in the upper 50th percentile whereas areas shown in shades of blue and gray represent areas in which production is in the lower 50th percentile.
Production Percentile
100%
0%
Source: North Dakota Geological Survey; S.H. Nordeng 2013; Edward C. Murphy Site Geologist

### Bakken / Three Forks Leasehold*

| | |
|---|---|
| Net mineral acres leased | ~7,600 |
| Average working interest | 8.8% |
| Potential units | ~60 |
| Potential gross wells | ~450 |

*Wells and acreage are approximate

### Bakken Operators*

HALCÓN RESOURCES
QEP Resources, Inc.
XTO ENERGY
enerPLUS
Statoil
Continental
WPX ENERGY
HESS
Marathon Oil Corporation

*Major operators in Core Acreage Position

19

20 20 Bakken / Three Forks Leasehold Interests 2013 Gross Wells Producers Added During 2013 44 Producers at YE 2013 * 80 Q1 2014 Producers Added During Q1 2014 3 Average WI Q1 2014 3.13% Drilling & Awaiting Frac at End Q1 2014 21 Total Wells Planned 2014** 63 Expected Average WI 2014 10.0% Bakken / Three Forks Drilling Activity Accelerating Investment and Value Realization * Producing or capable of producing at YE 2013 ** Based on current plans from operators, subject to change 0 20 40 60 80 100 120 140 160 2010 2011 2012 2013 2014E Pr od uc in g W el ls Bakken/Three Forks Producing Wells*** Actual Wells Planned Wells +44 +25 +7 +4 +57 *** Gross wells

-15 -10 -5 0 5 10 15 ($1,500) ($1,000) ($500) $0 $500 $1,000 $1,500 20142015201620172018201920202021202220232024202520262027202820292030203120322033203420352036203720382039204020412042 V ol um e (M B O E) ($ M ill io ns ) 21 21 Bakken / Three Forks Wells Expected to Generate Favorable Risk-Adjusted Returns, Exceed Hurdle Bakken/Three Forks well Illustrative Example Drilling and Completion Volumes, Cumulative Cash Flow and Earnings * *Assuming $90 oil and $3 natural gas average price over life of well. Total costs includes land, drilling and completion, LOE and production severance taxes. Note: Actual results may vary from illustrations • Typical well turns cash flow positive three years after initial investment • By year eight, achieve approximately 50% of cumulative cash flows Cumulative Earnings Cumulative Net cash Flow Production Decline Curve EUR (MBOE) IRR Based on existing wells 600 41% As underwritten 500 28% Bakken/Three Forks EUR Sensitivity

Kansas/Nebraska: Central Kansas Uplift & Western Kansas Plays Shallow Conventional Statistical Play 22 *Wells and acreage are approximate Kansas/Nebraska Acreage Position Kansas / Nebraska Leasehold Interests Key Metrics Net Mineral Acres Leased as of Q1 2014 195,000 Net Mineral Acres Leased in April 2014 61,000 Total Wells Planned for Drilling 2014 90 Expected Avg. Historical Success Rate 40% Expected Avg. Working Interest 2014 70% Source: B. Jackson, 2012 Using Seismic to Identify Structures Forestar Leases Gas Fields Oil Fields Forestar Q2 Leases Nebraska Kansas

Kansas / Nebraska Drilling Activity Achieves 40% Success Rates 23 23 Kansas / Nebraska Leasehold Interests Activity Gross Wells Producers Added During 2013 36 Producers at YE 2013**** 97 Producers Added Q1 2014 *** 12 Total Wells Planned for Drilling in 2014 90 Key Metrics Success Rate FY 2013 47% Success Rate Q1 2014 40% Expected Avg. Working Interest 2014 70% *** Includes two well re-completions for new pay zones **** Producing or capable of producing at YE 2013 0 20 40 60 80 100 120 140 2012 2013 2014E Pr od uc in g W el ls +36 +36* Kansas / Nebraska Producing Wells** *Assumes 40% success rate for wells drilled in 2014 **Represents gross wells

Kansas / Nebraska Drilling Activity Accelerating Production and Value Growth 24 24 Kansas / Nebraska Leasehold Interests Single-Well Economics Risked (Illustrative)* Estimated EUR 35 - 40K PV-10 $0.5 Returns (IRR) * (Based on 40% success rate) > 60% *Includes 1.5 dry hole costs @ $230,000 + 1.0 completed well cost at $550,000 for a 40% success rate. Includes land, drilling and completion, LOE, production severance taxes and seismic costs. Assumes $90 average oil price over life of the well Note: Actual results may vary from illustrations Kansas/Nebraska Well Illustrative Example Drilling and Completion Volumes, Cumulative Cash Flow and Earnings * • Typical well turns cash flow positive two years after initial investment • By year four, achieve approximately 50% of cumulative cash flows -8 -6 -4 -2 0 2 4 6 8 ($1,000) ($800) ($600) ($400) ($200) $0 $200 $400 $600 $800 $1,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 V ol um e (M B O E) ($ M ill io ns ) Production Decline Curve Cumulative Net cash Flow Cumulative Earnings

# Texas Development Activity– Drilling PUD's

**Texas Panhandle: Bussard Cameron and JK Cameron Wells**



Waiting On Completion
Tonkawa
Cleveland
FEET

**Target - Cleveland**

**Single Well Parameters:**
- Total Depth: 8,000'TVD; 13,000'MD
- Horizontal Well
- EUR: 150 MBO + 675 MMCF
- Well Cost: ~$4.5 MM
- FOR WI: 14.8%; NRI: 11.5%

**Target - Tonkawa**

**Single Well Parameters:**
- Total Depth: 8,000'TVD; 13,000'MD
- Horizontal Well
- EUR: 150 MBO + 525 MMCF
- Well Cost: ~$4.5 MM
- FOR WI: 25%; NRI: 19.5%

FORESTAR
25

Focused on Increasing Earnings and Returns Building Momentum By Accelerating Value Realization and Growing Net Asset Value • Development of existing locations • Evaluating non-core asset sales • Reduced capital plan for G&G and exploration 26

Strategic Initiatives Update Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 27

Strategic Initiative: Growing FORward Growing Long-Term Shareholder Value Growing Through Strategic and Disciplined Investment Increasing Returns 28 * Excludes gains from strategic timberland sales • Development of Existing Locations • Acquisitions and Extensions 2016 Targets: • Total Segment EBITDA of $200 million • Return on Assets of 10.0% • Reposition $100 Million of Non-Core Assets $36 $117 2008-2011 Average 2013 2016 Target $200 Accelerating Total Segment EBITDA ($ in millions) (0.1%) 6.1% 2008-2011 Average 2013 2016 Target 10.0% Increasing Return on Assets *

2014 Capital Plan Weighted on Existing Communities and Locations 29 Delivering Value Through Execution of Strategic Initiatives • Reduction in seismic, lease acquisitions/extensions and exploration • Lower drilling and completion – Bakken/Three Forks • Primarily for development of existing locations and communities Segment 2014E 2014E Q1 Actual Orginal Revised Real Estate $200 $175 - 200 $52 Oil and Gas $200 $125 - 135 $21 Total $400 $300 - 335 $73 Capital ($ in millions)

Delivering Shareholder Value Through Execution of Strategic Initiatives Growing Forward Initiatives On Track: • Disciplined investment in opportunities • Invested $73 million in Q1 2014 • Divesting $100 million of non-core assets • Sold $20 million of non-core assets in Q1 2014 • Cash flows and liquidity position Forestar to adequately fund our Growing FORward initiatives Vanderbilt University 30

First Quarter 2014 Financial Results For questions, please contact: Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 31

First Quarter 2014 Financial Results First Quarter 2014 Appendix - Segment KPI’s - Earnings Reconciliations - Reconciliation of Non-GAAP Financial Measures 32

Q1 2014 Q1 2013 Residential Lot Sales Lots Sold 974 446 Average Price / Lot $42,600 $51,900 Gross Profit / Lot $16,300 $21,100 Commercial Tract Sales Acres Sold -- 3 Average Price / Acre -- $382,700 Land Sales Acres Sold 9,329 919 Average Price / Acre $2,100 $2,900 Segment Revenues ($ in Millions) $65.5 $78.7 Segment Earnings ($ in Millions) $23.6 $19.4 *1st quarter 2013 real estate segment results include revenues of $41 million and earnings of $10.9 million associated with the sale of Promesa multifamily community we developed in Austin ** 1st quarter 2014 real estate segment results include $2.3 million in losses associated with additional costs at two multifamily ventures. . Note: Includes ventures 33 33 33 Real Estate Segment KPI’s ** ** * *

Q1 2014 Q1 2013 Fee Leasing Activity Net Fee Acres Leased 1,741 310 Avg. Bonus / Acre $343 $316 Total Oil and Gas Interests* Oil Produced (Barrels) 172,000 147,900 Average Price / Barrel $87.18 $89.19 Natural Gas Produced (MMCF) 486.5 593.8 Average Price / MCF $4.37 $3.27 Total BOE 253,100 246,800 Average Price / BOE $67.64 $61.30 Segment Revenues ($ in Millions) $17.6 $15.5 Segment Earnings ($ in Millions) $0.8 $5.1 Producing Wells (end of period) 1,014 965 * Includes our share of venture production: 52.7 MMcf in Q1 2014 and 70.2 MMcf in Q1 2013 34 34 Oil and Gas Segment KPI’s

35 Q1 2014 Q1 2013 Fiber Sales Pulpwood Tons Sold 28,200 120,600 Average Pulpwood Price / Ton $9.66 $9.76 Sawtimber Tons Sold 28,900 70,900 Average Sawtimber Price / Ton $21.71 $22.36 Total Tons Sold 57,100 191,500 Average Price / Ton $15.77 $14.43 Recreational Leases Average Acres Leased 115,200 122,700 Average Lease Rate / Acre $9.24 $9.15 Segment Revenues ($ in Millions) $1.6 $3.3 Segment Earnings (Loss) ($ in Millions) * ($0.5) $1.3 35 35 Other Natural Resources Segment KPI’s *Note: Segment results include costs of $1.2 million in Q1 2014 , and $1.0 million in Q1 2013 associated with the development of our water initiatives

First Quarter 2014 Earnings Reconciliation $3.6 $8.3 $2.7 $6.6 ($2.8) ($1.2) ($0.4) ($0.2) $0.0 $5.0 $10.0 $15.0 Q1 2013 Share Based Comp Real Estate Oil & Gas Other Natural Resources Interest, Taxes & Other Expenses G&A Q1 2014 ($ in millions) 36 $0.11 $0.15 $0.06 ($0.07) ($0.03) ($0.02) ($0.01) $0.19 $0.00 $0.10 $0.20 $0.30 $0.40 Q1 2013 Share Based Comp Real Estate Oil & Gas Other Natural Resources Interest, Taxes & Other Expenses G&A Q1 2014 Net Income Per Share Reconciliation Q1 2013 vs. Q1 2014 Net Income Reconciliation Q1 2013 vs. Q1 2014 Note: First Quarter 2014 weighted average diluted shares outstanding were 43.9 million • 1st quarter 2014 real estate segment results include $2.3 million in charges associated with additional costs at two multifamily ventures. • 1st quarter 2013 real estate segment results include pre-tax earnings of $10.9 million associated with the sale of Promesa, a multifamily community we developed in Austin

37 Forestar’s Total Segment EBITDA is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Total Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter Full Year ($ in millions, except per share amounts) Q1 2014 Q1 2013 2013 2012 2011 Total Segment Earnings (loss), in accordance with GAAP $23.9 $25.8 $93.8 $80.2 ($7.8) Non-cash items, pre-tax Depreciation, Depletion & Amortization 5.5 $5.0 23.3 10.6 7.1 Total Segment EBITDA $29.4 $30.8 $117.1 $90.8 ($0.7) Reconciliation of Non-GAAP Financial Measures (Unaudited)

38 Forestar’s Segment EBITDA is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Reconciliation of Non-GAAP Financial Measures (Unaudited) Quarter Full Year ($ in millions, except per share amounts) Q1 2014 Q1 2013 2013 2012 Real Estate Segment Earnings in accordance with GAAP $23.6 $19.4 $68.4 $53.6 Depreciation, Depletion & Amortization 0.6 $1.1 3.1 4.3 EBITDA $24.2 $20.5 $71.5 $57.9 Oil & Gas Segment Earnings in accordance with GAAP $0.8 $5.1 $18.9 $26.6 Depreciation, Depletion & Amortization 4.8 $3.7 19.5 5.0 EBITDA $5.6 $3.8 $38.4 $31.6 Other Natural Resources Segment Earnings in accordance with GAAP ($0.5) $1.3 $6.5 $0.0 Depreciation, Depletion & Amortization 0.1 $0.2 0.7 1.3 EBITDA ($0.4) $1.5 $7.2 $1.3

39 Forestar’s Oil and Gas Segment EBITDAX is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Oil and Gas Segment EBITDAX is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter Full Year ($ in millions, except per share amounts) Q1 2014 Q1 2013 2013 2012 Oil and Gas Segment Earnings, in accordance with GAAP $0.8 $5.1 $18.9 $26.6 EBITDAX adjustments, pre-tax Depreciation, Depletion & Amortization 4.9 3.7 19.5 5.0 Geological, Geophysical, Seismic and Dry Hole Costs 4.1 1.3 11.0 1.7 Total Oil and Gas Segment EBITDAX $9.8 $10.1 $49.4 $33.3 Reconciliation of Non-GAAP Financial Measures (Unaudited)

First Quarter 2014 Financial Results For questions, please contact: Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 40